NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Amundi Multi Sector Bond Fund

Supplement dated June 11, 2025
to the Summary Prospectus dated April 30, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective June 26, 2025, the Summary Prospectus is amended as follows:

1.	The NVIT Amundi Multi Sector Bond Fund is renamed the “NVIT Strategic Income Fund.” All references to the Fund’s former name in the Summary Prospectus are replaced accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE